SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 31, 2005

Merrill Lynch Mortgage Investors, Inc. (as company under three Grantor Trust Agreements, each dated as of October 31, 2005, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series MLCC 2005-3)

Merrill Lynch Mortgage Investors, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-127233 (Commission File Number)	33-3416059 (I.R.S. Employer Identification No.)

4 World Financial Center New York, New York (Address of Principal Executive Offices)		10281 (Zip Code)

Registrant’s telephone number, including area code, is (212) 449-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On or about October 31, 2005, the Registrant will cause the issuance and sale of Series MLCC 2005-3 Mortgage Pass-Through Certificates (the “Certificates”) pursuant to three Grantor Trust Agreements, each to be dated as of October 31, 2005, between the Registrant as seller and depositor, Wells Fargo Bank, N.A. as securities administrator, and Wachovia Bank, National Association, as grantor trustee.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Exhibits

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	4

Three Grantor Trust Agreements, each dated as of October 31, 2005 among Merrill Lynch Mortgage Investors, Inc., as seller and depositor, Wells Fargo Bank, N.A., as securities administrator and Wachovia Bank, National Association, as grantor trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

MERRILL LYNCH MORTGAGE INVESTORS, INC.

By:	/s/ Tom Saywell
Name:	Tom Saywell
Title:	Authorized Signatory

Dated: December 9, 2005

EXHIBIT INDEX

Item 601(a) of Number	Sequentially Exhibit Exhibit No.	Regulation S-K Description	Numbered Page
1	4	Grantor Trust Agreements	5